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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 31, 1999


                          CITIZENS BANKING CORPORATION
             (Exact name of Registrant as specified in its charter)



       Michigan              0-10535                  38-2378932
   (State or other      (Commission File Number)     (IRS Employer
    jurisdiction of                                        Identification No.)
    incorporation)


                328 South Saginaw Street, Flint, Michigan 48502
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (810)766-7500



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.           OTHER EVENTS

         On August 31, 1999, Citizens Banking Corporation issued the press release attached to this report as Exhibit 99.1 and incorporated herein by reference, announcing that it has been the victim of an illegal check-kiting scheme involving a bank customer and other parties.


         The foregoing disclosure contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended, with respect to expectations for future periods. These forward-looking statements involved are subject to risk and uncertainties that could cause actual results to differ. These risks and uncertainties include unanticipated changes in the competitive environment and relationships with third party vendors and clients and certain other factors discussed in this report. Management believes that the expectations used in the forward-looking statements are reasonable, however, actual results may vary significantly.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits:

                  Ex. No.          Description


                99.1             Press Release issued August 31, 1999.







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITIZENS BANKING CORPORATION

                                            /s/ Thomas W. Gallagher
                                            ------------------------------
Dated:  September 2, 1999                   Thomas W. Gallagher, Secretary










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                                  EXHIBIT INDEX



Ex. No.               Description
-------               -----------

 99.1                 Press Release issued August 31, 1999